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                                                                    Exhibit 99.2

SIMPSON THACHER & BARTLETT
GEORGE M. NEWCOMBE (202898)
JEFFREY E. OSTROW (213118)
HARRISON J. FRAHN IV (206822)
CATHERINE N. MORRIS (208412)
3330 Hillview Avenue
Palo Alto, California 94304
Telephone: (650) 251-5000
Facsimile:  (650) 251-5002

SIMPSON THACHER & BARTLETT
HENRY B. GUTMAN (pro hac vice pending)
JEREMY S. PITCOCK (pro hac vice pending)
425 Lexington Avenue
New York, New York 10017
Telephone: (212) 455-2000
Facsimile:  (212) 455-2502

Attorneys for Plaintiff
COLLABORATION PROPERTIES, INC.

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION

 COLLABORATION PROPERTIES, INC., a             )   Case No.
 Nevada corporation,                           )
                                               )   COMPLAINT FOR PATENT
                      Plaintiff,               )   INFRINGEMENT
                                               )
                                               )   DEMAND FOR JURY TRIAL
               v.                              )
                                               )
                                               )
 POLYCOM, INC., a Delaware corporation,        )
                                               )
                      Defendant.               )
                                               )
                                               )
------------------------------------------------



        Plaintiff COLLABORATION PROPERTIES, INC. ("CPI"), by and through its undersigned counsel, hereby alleges as follows:

                                     PARTIES

        1. CPI is a Nevada corporation, with its headquarters and principal place of business in Redwood Shores, California.


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

        2. CPI (and its predecessor) sought and obtained patent protection pertaining to many inventions covering leading innovations in teleconferencing hardware and software. The inventions protected by CPI's patents resulted from the investments of large monetary sums in research and development.

        3. On information and belief, Polycom, Inc. ("Polycom") is a Delaware corporation, with its headquarters and principal place of business in Pleasanton, California.

        4. Polycom distributes and sells teleconferencing hardware and software products, including but not limited to the following lines of products: the Viewstation series, ViaVideo, the iPower series, WebOffice and Path Navigator. Collectively, the above products will be called "the Accused Polycom Products."

        5. CPI is informed and believes and based thereon alleges that the Accused Polycom Products have infringed and continue to infringe several U.S. Patents owned by CPI. CPI accordingly seeks monetary damages to remedy Polycom's past infringement of the patents and an injunction to prevent Polycom from further acts of infringement.

                             JURISDICTION AND VENUE

        6. This is an action arising under the patent laws of the United States, Title 35 of the United States Code. This court has jurisdiction over the subject matter of this action pursuant to 28 U.S.C. Sections 1331 (federal question) and 1338(a) (action arising under an Act of Congress relating to patents).

        7. Venue is proper in this district pursuant to 28 U.S.C. Sections 1391(b) and (c) and 28 U.S.C. Section 1400(b).

        8. Polycom is doing business within the United States, including this Judicial District, by manufacturing, selling, offering to sell, and/or using its products directly or through other intermediaries in this Judicial District and throughout the United States.

                            INTRADISTRICT ASSIGNMENT

        9. This action is appropriate for assignment to the San Francisco division of this Court because a substantial part of the events or omissions giving rise to CPI's claims occurred in counties located within the San Francisco division of this Court.


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

                    FACTUAL ALLEGATIONS COMMON TO ALL CLAIMS

        10. United States Patent No. 5,867,654 ("the '654 patent"), entitled Two Monitor Videoconferencing Hardware, was duly and lawfully issued on February 2, 1999. CPI is the assignee of all right, title and interest in the '654 patent. A true and correct copy of the '654 patent is attached hereto as Exhibit A.

        11. United States Patent No. 5,896,500 ("the '500 patent"), entitled System For Call Request Which Results In First And Second Call Handle Defining Call State Consisting Of Active Or Hold For Its Respective AV Device, was duly and lawfully issued on April 20, 1999. CPI is the assignee of all right, title and interest in the '500 patent. A true and correct copy of the `500 patent is attached hereto as Exhibit B.

        12. United States Patent No. 6,212,547 ("the '547 patent"), entitled UTP Based Video And Data Conferencing, was duly and lawfully issued on April 3, 2001. CPI is the assignee of all right, title and interest in the '547 patent. A true and correct copy of the '547 patent is attached hereto as Exhibit C.

        13. United States Patent No. 6,343,314 B1 ("the '314 patent"), entitled Remote Participant Hold And Disconnect During Videoconferencing, was duly and lawfully issued on January 29, 2002. CPI is the assignee of all right, title and interest in the '314 patent. A true and correct copy of the `314 patent is attached hereto as Exhibit D.

        14. Collectively, the '654, '500, '547 and '314 patents will be called "the CPI Patents."

        15. CPI gave actual notice of infringement of the `654, `500, and `547 patents to Polycom verbally on September 18, 2001 and in writing on September 26, 2001.

        16. Upon information and belief, the Accused Polycom Products infringe one or more claims of the CPI Patents.

        17. Polycom has manufactured, used, caused to be used, offered to sell and/or sold the Accused Polycom Products in this Judicial District and elsewhere in the United States.


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

                                     CLAIMS

                                   FIRST COUNT

                        (INFRINGEMENT OF THE '654 PATENT)

        18. CPI incorporates by reference the allegations set forth in Paragraphs 1-17 of this Complaint, as though fully set forth herein.

        19. CPI is informed and believes, and on that basis alleges, that Polycom has infringed and is currently infringing the '654 patent, has contributed and is currently contributing to the infringement of the '654 patent, and/or has actively induced and is actively inducing others to infringe the '654 patent, by committing acts defined in 35 U.S.C. Section 271 as unlawful and infringing, including but not limited to the making, using, offering for sale or selling one or more of the Accused Polycom Products. All such acts have been without authority or license from CPI.

        20. Since September 2001, Polycom has been aware of the '654 patent and was placed on actual notice of CPI's claim of infringement of the '654 patent.

        21. Upon information and belief, Polycom's infringement, inducement of infringement and/or contributory infringement of the '654 patent has been and continues to be willful and deliberate, and without regard for CPI's rights in the '654 patent. Upon information and belief, unless enjoined by this Court, Polycom will continue activities causing damage and irreparable harm to CPI.

                                  SECOND COUNT

                        (INFRINGEMENT OF THE '500 PATENT)

        22. CPI incorporates by reference the allegations set forth in Paragraphs 1-21 of this Complaint, as though fully set forth herein.

        23. CPI is informed and believes, and on that basis alleges, that Polycom has infringed and is currently infringing the '500 patent, has contributed and is currently contributing to the infringement of the '500 patent, and/or has actively induced and is actively inducing others to infringe the '500 patent, by committing acts defined in 35 U.S.C. Section 271 as unlawful and infringing, including but not limited to the making, using, offering for sale or selling one or more of the Accused Polycom Products. All such acts have been without authority or license from CPI.


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

        24. Since September 2001, Polycom has been aware of the '500 patent and was placed on actual notice of CPI's claim of infringement of the '500 patent.

        25. Upon information and belief, Polycom's infringement, inducement of infringement and/or contributory infringement of the '500 patent has been and continues to be willful and deliberate, and without regard for CPI's rights in the '500 patent. Upon information and belief, unless enjoined by this Court, Polycom will continue activities causing damage and irreparable harm to CPI.

                                   THIRD COUNT

                        (INFRINGEMENT OF THE '547 PATENT)

        26. CPI incorporates by reference the allegations set forth in Paragraphs 1-25 of this Complaint, as though fully set forth herein.

        27. CPI is informed and believes, and on that basis alleges, that Polycom has infringed and is currently infringing the '547 patent, has contributed and is currently contributing to the infringement of the '547 patent, and/or has actively induced and is actively inducing others to infringe the '547 patent, by committing acts defined in 35 U.S.C. Section 271 as unlawful and infringing, including but not limited to the making, using, offering for sale or selling one or more of the Accused Polycom Products. All such acts have been without authority or license from CPI.

        28. Since September 2001, Polycom has been aware of the '547 patent and was placed on actual notice of CPI's claim of infringement of the '547 patent.

        29. Upon information and belief, Polycom's infringement, inducement of infringement and/or contributory infringement of the '547 patent has been and continues to be willful and deliberate, and without regard for CPI's rights in the '547 patent. Upon information and belief, unless enjoined by this Court, Polycom will continue activities causing damage and irreparable harm to CPI.

                                  FOURTH COUNT

                        (INFRINGEMENT OF THE '314 PATENT)

        30. CPI incorporates by reference the allegations set forth in Paragraphs 1-29 of this Complaint, as though fully set forth herein.


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

        31. CPI is informed and believes, and on that basis alleges, that Polycom has infringed and is currently infringing the '314 patent, has contributed and is currently contributing to the infringement of the '314 patent, and/or has actively induced and is actively inducing others to infringe the '314 patent, by committing acts defined in 35 U.S.C. Section 271 as unlawful and infringing, including but not limited to the making, using, offering for sale or selling one or more of the Accused Polycom Products. All such acts have been without authority or license from CPI.

        32. Upon information and belief, Polycom's infringement, inducement of infringement and/or contributory infringement of the '314 patent has been and continues to be willful and deliberate, and without regard for CPI's rights in the '314 patent. Upon information and belief, unless enjoined by this Court, Polycom will continue activities causing damage and irreparable harm to CPI.

                                PRAYER FOR RELIEF

        WHEREFORE, CPI prays for the following relief:

        a) A judgment by the Court that the Accused Polycom Products infringe the CPI Patents;

        b) A judgment by the Court that Polycom is liable for contributory infringement and inducement of infringement of the CPI Patents;

        c) A judgment by the Court that Polycom's infringement of the CPI Patents has been and continues to be willful;

        e) Preliminary and permanent injunctive relief pursuant to 35 U.S.C.
Section 283 enjoining Polycom, its officers, agents, servants, employees, successors, assigns and all other persons or entities acting in concert or participation with Polycom, from further infringement, including contributory infringement and inducement of infringement, of the CPI Patents;

        f) An award of damages from CPI to compensate CPI for Polycom's past and present infringement, including preliminary, pre- and post-judgment interests and costs, pursuant to 35 U.S.C. Section 284, first paragraph;

        g) An award of treble damages based on the willfulness of Polycom's infringement, pursuant to 35 U.S.C. Section 284, second paragraph;


COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL

        h) A judgment by the Court that this case is exceptional and an award to CPI of its reasonable attorney fees, disbursements, and costs in accordance with the law, including, but not limited to, 35 U.S.C. Section 285; and

        i) For such other, further or different relief as this Court deems just and proper.

                              DEMAND FOR JURY TRIAL

        CPI demands a trial by jury for all claims in this action.

Dated:  September 23, 2002             Respectfully submitted,


                                          /s/ George M. Newcombe
                                       By ________________________________
                                              GEORGE M. NEWCOMBE


                                       Attorneys for Plaintiff
                                       COLLABORATION PROPERTIES, INC.

                                       SIMPSON THACHER & BARTLETT
                                       GEORGE M. NEWCOMBE (202898)
                                       JEFFREY E. OSTROW (213118)
                                       HARRISON J. FRAHN IV (206822)
                                       CATHERINE N. MORRIS (208412)
                                       3330 Hillview Avenue
                                       Palo Alto, California 94304
                                       Telephone: (650) 251-5000
                                       Facsimile: (650) 251-5002

                                       SIMPSON THACHER & BARTLETT
                                       HENRY B. GUTMAN (pro hac vice pending)
                                       JEREMY S. PITCOCK (pro hac vice pending)
                                       425 Lexington Avenue
                                       New York, New York 10017
                                       Telephone: (212) 455-2000
                                       Facsimile: (212) 455-2502



COMPLAINT FOR PATENT INFRINGEMENT
DEMAND FOR JURY TRIAL